Exhibit 99.2

1 Powered by Technology. Built by Doctors. For Patients. Apollo Medical Holdings (NASDAQ: AMEH) Second Quarter 2023 Earnings Call Supplement August 7, 2023

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward - looking statements include any statements about t he Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, int egration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward - looking terms such as “anticipa te,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envisi on, ” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other simila r o r comparable words, phrases or terminology. Forward - looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company’s management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward - looking statements due to risks, uncerta inties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annu al Report on Form 10 - K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10 - Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or imp lie d in any forward - looking statements, you should not place undue reliance on any such forward - looking statements. Any forward - looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any ob lig ation to update any forward - looking statement, as a result of new information, future events or otherwise. 2

Company Overview

ApolloMed is a technology-powered, value-based healthcare platform that enables the delivery of high-quality, coordinated, efficient, and accessible care for all through the following business segments:

Care Enablement delivers an integrated clinical and administrative platform to enable payers and providers in the delivery of high-quality, value-based care.

Care Partners enables aligned providers to participate in high-performing, risk-bearing organizations.

Care Delivery provides patient-centric clinical operations, including primary care, multi-specialty, and ancillary services.

25+ years in operation

1.3M managed lives

15* managed IPAs and groups

12,000+ contracted physicians

ApolloMed At-A-Glance

Ticker	NASDAQ: AMEH
Headquarters	Alhambra, California
Recent Stock Price *(as of 8/4/2023)*	$37.67
Market Cap *(as of 8/4/2023)*	$2.2 billion
Common Shares Outstanding* *(as of 8/1/2023)*	57.6 million
Book Value Per Common Share	$9.94
TTM Revenues	$1.30 billion

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IPA: independent physician association *As of 6/30/2023

*Includes 10.6 million in treasury shares
Information as of 6/30/2023 unless otherwise noted

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Highlights

Q2 2023 financial results

% vs. prior-year period

Revenue	$348.2M	⬆29%
Net income attr. to AMEH	$13.2M	⬆10%
EPS – diluted	$0.28	⬆8%
Adj. EBITDA*	$35.8M	⬆44%

Operational updates



- Formed a long-term partnership with a primary care group in California with over 50 providers
- Expected to be onboarded onto Care Enablement (CE) platform by September 1, 2023



- Entered definitive agreement to acquire assets relating to Texas Independent Providers, a primary care service provider serving patients in Houston metro with a network of over 120 providers
- Transaction expected to close in Q3 2023 and providers onboarded onto CE platform by end of 2023



- Formed partnership with IntraCare, an operator of a value-based primary care network with over 425 providers in Texas & Oklahoma
- Expected to be onboarded onto CE platform by end of 2023

*See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. Please note that beginning the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude addbacks related to provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

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Historical Financial Profile 5 2021 Adjusted EBITDA benefitted from tailwinds of lower utilization during the COVID - 19 pandemic; Return to pre - pandemic utilization in 2022 and 2023 $561 $687 $774 $1,144 $1,300 - $1,500 Historical Revenue Growth ($ in millions) 2019 2020 2021 2022 2023 26% CAGR from 2019 - 2023E $54.2 $102.8 $133.5 $140.0 ($ in millions) Historical Adjusted EBITDA (1) 27% CAGR from 2019 - 2023E 2019 2020 2021 2022 2023 $120.0 - $160.0 (1) See “Use of Non - GAAP Financial Measures” slide for more information

Tax Restatement

$ in 000s except per share data	As Restated			As Original			$ Change		
	2022	2021	2020	2022	2021	2020	2022	2021	2020
Income before provision for income tax	$ 86,616	77,748	178,427	$ 86,616	77,748	178,427	$ -	-	-
Provision for income tax	40,875	31,693	56,344	36,085	28,454	56,107	4,790	3,239	237
Net income	45,741	46,055	122,083	50,531	49,294	122,320	(4,790)	(3,239)	(237)
Net income (loss) attributable to non-controlling interest	570	(22,868)	84,395	1,482	(24,564)	84,454	(912)	1,696	(59)
Net income attributable to Apollo Medical Holdings	**45,171**	**68,923**	**37,688**	**49,049**	**73,858**	**37,866**	**(3,878)**	**(4,935)**	**(178)**
Earnings per share – basic	**$ 1.00**	**1.57**	**1.03**	**$ 1.09**	**1.69**	**1.04**	**$ (0.09)**	**(0.12)**	**(0.01)**
Earnings per share – diluted	**$ 0.99**	**1.52**	**1.01**	**$ 1.08**	**1.63**	**1.01**	**$ (0.09)**	**(0.11)**	**-**

Note: 2019 was immaterial and therefore no restatement

Please see Form 8-K filed on August 7, 2023, for more details. In summary:

- The Company did not appropriately account for the income tax impact associated with certain intercompany dividends and also neglected to include certain loss generating entities in certain consolidated tax filing groups.
- Going forward, we are evaluating changes to our tax structure to reduce the current effective tax rate and amount of cash taxes.
- We expect to have this put in place by the fourth quarter of 2023, which we believe will result in a normalized tax rate moving forward.
- There was no impact on GAAP and non-GAAP measures the Company reports, including revenue, gross profit, pretax income from continuing operations, EBITDA, or Adjusted EBITDA, in past and go-forward periods as a result of this tax-related restatement.

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Summary of Selected Financial Results 7 Three Months Ended June 30, Six Months Ended June 30, $ in 000s except per share data 2023 2022 (restated) 2023 (restated) 2022 (restated) Revenue Capitation, net $ 300,549 $ 227,623 $ 600,753 $ 449,682 Risk pool settlements and incentives 21,121 18,793 33,583 36,868 Management fee income 12,493 9,984 22,389 20,457 Fee - for - service, net 13,262 11,740 25,324 22,835 Other income 1,784 1,557 3,404 3,112 Total revenue 348,209 269,697 685,453 532,954 Total expenses 321,180 254,315 636,050 491,360 Income from operations 27,029 15,382 49,403 41,594 Net income 17,482 11,277 29,970 22,727 Net income (loss) attributable to noncontrolling interests 4,312 (673) 3,668 (2,987) Net income attributable to ApolloMed $ 13,170 $ 11,950 $ 26,302 $ 25,714 Earnings per share – diluted $ 0.28 $ 0.26 $ 0.56 $ 0.56 EBITDA $ 36,044 $ 22,413 $ 60,007 $ 46,082 Adjusted EBITDA $ 35,772 $ 24,906 $ 65,599 $ 59,266

Segment Results 8 $ in 000s Care Enablement Care Partners Care Delivery Other Intersegment Elimination Corporate Costs Consolidated Total Total revenues $ 34,975 325,246 26,718 157 (38,887) - 348,209 % change vs prior year quarter 18% 31% 14% 29% Cost of services 15,162 292,119 22,523 70 (36,988) - 292,876 General and administrative expenses (1) 12,175 5,298 3,626 926 (2,933) 9,212 28,304 Total expenses 27,337 297,417 26,149 996 (39,931) 9,212 321,180 Income (loss) from operations $ 7,638 27,829 569 (839) 1044 (2) (9,212) 27,029 % change vs prior year quarter 4% 250% (82%) 76% For the three months ended June 30, 2023 (1) Balance includes general and administrative expenses and depreciation and amortization . (2) Income from operations for the intersegment elimination represents rental income from segments renting from other segments. R ent al income is presented within other income, which is not presented in the table.

Revenue Breakdown 9 For the six months ended June 30, 2023 Revenue by Line of Business Business Mix By Payer Type 87.6% 4.9% 3.3% 3.7% 0.5% Capitation, net Risk Pool Settlements & Incentives Management Fee Income Fee-for-service, net Other Income 64% 20% 12% 4% Medicare Medicaid Commerical Other Third Parties

Balance Sheet Highlights 10 $ in millions 6/30/2023 12/31/2022 $ Change % Change Cash and cash equivalents and investments in marketable securities* $297.7 $293.6 $4.1 1.0% Working capital $280.0 $279.5 $0.5 0.2% Total stockholders’ equity $566.0 $542.6 $23.4 4.3% *Excluding restricted cash

2023 Guidance 11 $ in millions, except for per share information Actual YE 2022 Results 2023 Guidance Range Total Revenue $1,144.2 $1,300.0 - $1,500.0 Net Income (1) $50.5 $49.5 - $71.5 EBITDA (1,2) $110.1 $89.5 - $129.5 Adjusted EBITDA (2) $140.0 $120.0 - $160.0 EPS – Diluted $1.08 $0.95 - $1.20 (1) Net income and EBITDA forecast includes the impact of APC excluded assets, which assume no change in value. (2) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “Guidance Reconciliation of Net Income to EBITDA and Adjust ed EBITDA” and “Use of Non - GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward - Looking Statements” on slide 2.

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 12 (1) See “Use of Non - GAAP Financial Measures” slide for more information. (2) Other, net for the three and six months ended June 30, 2023, relates to non - cash changes in the fair value of the Company’s fina ncing obligations to purchase the remaining equity interest, changes in the fair value of its contingent liabilities, and changes in the fair value of the Comp any ’s Collar Agreement. (3) Adjusted EBITDA under the historical method for the three and six months ended June 30, 2023, was $36.9 million and $75.1 mil lio n, respectively. See “Use of Non - GAAP Financial Measures” slide for additional information on change of methodology. ($ in millions) 2023 2022 2023 2022 Net income $ 17.5 $ 11.3 $ 30.0 $ 22.7 Interest expense 3.6 1.9 6.9 2.9 Interest income (3.3) (0.4) (6.3) (0.5) Provision for income taxes 14.0 5.4 20.9 12.2 Depreciation and amortization 4.2 4.4 8.5 8.7 EBITDA (1) $ 36.0 $ 22.4 $ 60.0 $ 46.1 Income from equity method investments $ (0.3) $ (0.2) $ (0.5) $ (0.3) Other, net (2) (1.6) - (0.2) - Stock-based compensation 4.2 3.9 7.7 7.0 APC excluded assets costs (2.6) (1.2) (1.3) 6.5 Adjusted EBITDA (1,3) $ 35.8 $ 24.9 $ 65.6 $ 59.3 Three Months Ended June 30, Six Months Ended June 30,

Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA 13 (1) See “Use of Non - GAAP Financial Measures” slide for more information. ($ in millions) Low High Net income $ 49.5 $ 71.5 Interest expense 1.0 1.0 Provision for income taxes 23.0 38.0 Depreciation and amortization 16.0 19.0 EBITDA (1) $ 89.5 $ 129.5 Income from equity method investments $ (0.8) $ (0.8) Other, net 3.3 3.3 Stock-based compensation 16.0 16.0 APC excluded assets costs 12.0 12.0 Adjusted EBITDA (1) $ 120.0 $ 160.0 Year Ending December 31, 2023

14 Six Months Ended June 30, 2023 Six Months Ended June 30, 2022 $ in millions ApolloMed Consolidated Excluded Assets (1) ApolloMed Assets ApolloMed Consolidated Excluded Assets (1) ApolloMed Assets Revenue Capitation, net $ 600.8 - 600.8 $ 449.7 - 449.7 Risk pool settlements and incentives 33.6 - 33.6 36.9 - 36.9 Management fee income 22.4 - 22.4 20.5 - 20.5 Fee - for - service, net 25.3 - 25.3 22.8 - 22.8 Other income 3.4 - 3.4 3.1 - 3.1 Total revenue 685.5 - 685.5 533.0 - 533.0 Total operating expenses 636.0 1.3 634.8 491.3 1.6 489.7 Income (loss) from operations 49.4 (1.3) 50.7 41.7 (1.6) 43.3 Total other income (expense), net 1.5 2.1 (0.6) (6.7) (8.5) 1.8 Net income (loss) $ 30.0 0.9 29.1 $ 22.8 (10.1) 32.9 Summary of Selected Financial Results – Breaking Out Excluded Assets (1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the as set but not the right to the dividends associated with those assets. (1)

Summary Balance Sheet – Breaking Out Excluded Assets

	June 30, 2023			December 31, 2022		
$ in millions	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets
Current assets						
Cash and cash equivalents	$ 294.2	13.1	281.1	$ 288.0	30.2	257.8
Investments in marketable securities	3.8	1.1	2.7	5.6	4.5	1.1
Receivables, net	66.9	-	66.9	49.6	-	49.6
Receivables - related parties and loan receivable - related party	82.8	-	82.8	67.2	-	67.2
Other receivables, prepaid expenses and other current assets	17.3	1.2	16.1	17.6	0.8	16.8
Income taxes receivable	-	-	-	-	(1.1)	1.1
Total current assets	465.0	15.4	449.6	428.0	34.4	393.6
Non-current assets						
Land, property, and equipment, net	123.9	116.9	7.0	108.5	101.3	7.2
Goodwill and intangibles	348.4	-	348.4	346.0	-	346.0
Loan receivable and loan receivable - related parties, net of current portion	-	-	-	-	-	-
Income taxes receivable, non-current	15.9	-	15.9	15.9	-	15.9
Investments in other entities and privately held entities	48.7	32.2	16.5	41.2	27.6	13.6
Other assets and right-of-use assets	25.1	4.2	20.9	26.5	3.2	23.3
Total non-current assets	562.0	153.3	408.7	538.1	132.1	406.0
Total assets	**$ 1,027.0**	**168.7**	**858.3**	**$ 966.1**	**166.5**	**799.6**

(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Balance Sheet – Breaking Out Excluded Assets (continued)

	June 30, 2023			December 31, 2022		
$ in millions	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets
Current liabilities						
Fiduciary payable, accounts payable and accrued liabilities	$ 58.5	0.7	57.8	$ 57.7	2.8	54.9
Medical liabilities	100.0	-	100.0	81.3	-	81.3
Income taxes payable	19.6	1.1	18.5	4.3	-	4.3
Dividend payable	0.6	-	0.6	0.7	-	0.7
Finance and operating lease liabilities	3.6	0.1	3.5	4.2	-	4.2
Current portion of long-term debt	2.6	0.6	2.0	0.6	0.6	-
Total current liabilities	184.9	2.5	182.4	148.8	3.4	145.4
Non-current liabilities						
Deferred tax liability	12.4	0.9	11.5	14.2	0.9	13.3
Finance and operating lease liabilities, net of current portion	19.0	0.90	18.1	21.2	-	21.2
Other long-term liabilities	21.4	-	21.4	20.3	-	20.3
Long-term debt, net of current portion and deferred financing costs	205.1	27.9	177.2	203.4	26.6	176.8
Total non-current liabilities	257.9	29.7	228.2	259.1	27.5	231.6
Total liabilities	**442.8**	**32.2**	**410.6**	**407.9**	**30.9**	**377.0**
Total mezzanine equity and stockholder's equity	**$ 584.2**	**136.5**	**447.1**	**$ 558.2**	**135.6**	**422.6**

(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Cash Flow Statement – Breaking Out Excluded Assets

$ in millions	June 30, 2023			June 30, 2022		
	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets[1]	ApolloMed Assets
Cash flows from operating activities						
Net income	$ 30.0	0.9	29.1	$ 22.7	(10.1)	32.8
Adjustments to reconcile net income to net cash provided by operating activities:						
Depreciation and amortization	$ 8.5	0.8	7.7	$ 8.7	0.5	8.2
Amortization of debt issuance cost	0.5	-	0.5	0.5	-	0.5
Share-based compensation	7.7	-	7.7	7.0	-	7.0
Unrealized loss on investments	5.5	3.5	2.0	13.7	11.3	2.4
Gain on sales of investment	-	-	-	(2.3)	-	(2.3)
Loss (income) from equity method investments, net	(5.2)	(4.7)	(0.5)	(2.9)	(0.1)	(2.8)
Unrealized gain on interest rate swaps	-	-	-	(2.8)	(2.8)	-
Deferred tax	(3.7)	-	(3.7)	3.4	-	3.4
Changes in operating assets and liabilities, net of acquisition amounts:						
Receivables, net, receivable, net - related parties, other receivable, prepaid expenses and other current assets, right of use assets, other assets, fiduciary accounts payable, medical liabilities, and operating lease liabilities	(22.4)	(0.5)	(21.9)	(15.1)	0.7	(15.8)
Accounts payable and accrued liabilities	(2.9)	(2.1)	(0.8)	14.2	(0.1)	14.3
Income taxes payable	15.3	-	15.3	(14.0)	-	(14.0)
Net cash provided by (used in) operating activities	$ 33.3	(2.1)	35.4	$ 33.1	(0.6)	33.7

(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Summary Cash Flow Statement – Breaking Out Excluded Assets (continued)

$ in millions	June 30, 2023			June 30, 2022		
	ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets	ApolloMed Consolidated	Excluded Assets[(1)]	ApolloMed Assets
Cash flows from investing activities						
Payments for business and asset acquisition, net of cash acquired	$ 0.4	-	0.4	$ (0.9)	-	(0.9)
Proceeds from repayment of loans receivable - related parties	2.1	-	2.1	4.0	4.0	-
Purchase of marketable securities	(2.0)	-	(2.0)	$ (1.8)	-	(1.8)
Purchase of investments - privately held	(2.0)	-	(2.0)	-	-	-
Purchase of investments - equity method	(0.3)	-	(0.3)	-	-	-
Proceeds from sale of marketable securities	-	-	-	6.5	(0.1)	6.6
Distribution from investments - equity method	-	-	-	0.4	0.4	-
Contribution to investment - equity method	-	-	-	(1.7)	(1.7)	-
Purchases of property and equipment	-17.4	-16.4	-1.0	-18.8	-17.8	-1.0
Net cash (used in) provided by investing activities	(19.2)	(16.4)	(2.8)	(12.3)	(15.2)	2.9
Cash flows from financing activities						
Dividends paid	$ (0.8)	-	(0.8)	$ (12.6)	(10.0)	(2.6)
Repayments on long-term debt	(0.3)	(0.3)	-	(0.2)	(0.2)	-
Payment of finance lease obligations	(0.3)	-	(0.3)	(0.3)	-	(0.3)
Proceeds from exercise of stock options and warrants	1.3	-	1.3	1.7	-	1.7
Repurchase of common stock	-	-		(9.5)	-	(9.5)
Repurchase of treasury shares	(9.5)	-	(9.5)	-	-	-
Purchase of non-controlling interest	(0.1)	-	(0.1)	(0.2)	-	(0.2)
Proceeds from sale of non-controlling interest	-	-	-	-	-	-
Borrowings on loans	1.7	1.6	0.1	1.2	0.6	0.6
Amounts due from affiliates	-	-	-	-	(16.6)	16.6
Net cash (used in) provided by financing activities	$ (8.0)	1.3	(9.3)	$ (19.9)	(26.2)	6.3
Net change in cash and cash equivalents	**6.1**	**(17.2)**	**23.3**	**1.1**	**(41.9)**	**43.0**
Cash and cash equivalents at beginning of year	**$ 288.0**	**30.2**	**257.8**	**$ 233.1**	**62.5**	**170.6**
Cash and cash equivalents at end of year	**$ 294.1**	**13.0**	**281.1**	**$ 234.2**	**20.6**	**213.6**

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(1) Includes AP Excluded Assets and certain other assets such as APC's minority interests in LMA and PMIOC where APC owns the asset but not the right to the dividends associated with those assets.

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Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

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20 For inquiries, please contact: ApolloMed Investor Relations (626) 943 - 6491 investors@apollomed.net Carolyne Sohn, The Equity Group (408) 538 - 4577 csohn@equityny.com